
DULUTH
TRADING
CO

Investor Presentation

3Q 2017

December 8, 2017

Disclaimer

Forward-Looking Statements

This presentation dated December 8, 2017 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 22, 2017, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation to Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.

ONE TOUGH
SON OF A . . .



FIRE HOSE®
WORK PANTS

Introduction to Duluth Trading

The Modern, Self-Reliant American Lifestyle

Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies





DULUTH TRADING CO

Duluth Trading Evolution

1989 – Invents The Bucket Boss under the company name "Portable Products"



1991 – Establishes first headquarters – a refurbished dredge barge in Duluth, MN on Lake Superior



1993 – Mails first catalog



1993

1996 – Launches website



2000 – GEMPLER'S, an agricultural / horticultural supply catalog under the ownership of Steve Schlecht, purchases Duluth Trading



2002 – Introduces cure for Plumber's Butt – the Longtail T® Shirt

2003 – Introduces heroically tough yet soft Fire Hose® workwear



2005 – Introduces Women's Line



2008 – Opens first store in Mount Horeb, WI



2010 – Introduces Ballroom® Jeans; Introduces Buck Naked™ underwear





2011 – Giant Angry Beaver sighted in TV ads nationwide



2012 – Opens first outlet in Belleville, WI; Introduces DuluthFlex®





2013 – Introduces Armachillo® Shirt with Made In The Jade™ Fabric



2014 – Introduces No-Yank Tank™; Introduces Armachillo® underwear





2015 – Introduces Dry on the Fly®; Opens iconic Duluth, MN store



2016 – Opens first build to suit store in Hoffman Estates, IL; Opens first store in the Eastern U.S. in King of Prussia, PA





2017 – Opens 31st store in Wixom, MI; Introduces Breezeshooter™



Previous ownership (1989–1996) | Under current ownership (2000–2017)

DULUTH TRADING CO

December 8, 2017

Business Model Overview

Only available at Duluth Trading – complete distribution control of our brand

Suppliers → **Distribution Centers** → **Direct** / **Retail** → **Customers**



China
Thailand
Vietnam
Cambodia
Indonesia



- Owned Distribution Center
- 3 PL Distribution Centers

Website



Call Center



Retail Stores



DULUTH TRADING CO

DEFEAT
THE HEAT



WITH THE
ARMACHILLO®
SHIRT

Investment Highlights

Differentiated, Everyday Lifestyle Brand

Tough enough for work yet comfortable enough for everyday casual wear

- Create personal connections with our customers who lead the **Modern, Self-Reliant American Lifestyle**
- Workwear heritage is the foundation of our authentic and differentiated brand
- Marketing efforts make our brand synonymous with this lifestyle, validate our authenticity and establish us as a trusted casual wear and workwear provider





Customer Profession(1)
100%
75%
50%
25%
0%
Building Trades: 12%
Non-Building Trades: 88%
DULUTH TRADING CO

(1) Based on Internal Company Survey.

December 8, 2017

Nationwide Customer Presence

U.S. Population



- Nationwide customer base aligned geographically with U.S. population
- Unique ability to know where our customers are through our direct sales channel

Duluth Trading Direct Customers (FY 2016 Net Sales)



Top Three Markets

#1 California

#2 Texas

#3 New York

DULUTH TRADING CO

Source: Internal Company Research.

Omnichannel Presence with Distribution Control

Direct Segment
65% of 3Q 2017 Net Sales; 4% YoY Growth

e-Commerce (87%)



WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED
GRIPPY LIKE A
BIG BAD BOAR
$39.50
WILD BOAR
MOCS
THE LONG & SHORT OF IT
SHOP SHORTS BY INSEAM

Catalog (13%)



DULUTH TRADING CO
BAD MOON RISING
DULUTH TRADING CO
Catch a Deal!

Retail Segment
35% of 3Q 2017 Net Sales; 101% YoY Growth



31 retail stores[(1)]

Key Benefits

- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

DULUTH TRADING CO

(1) As of December 6, 2017. Includes three outlet stores.

Solution-Based Design

"There are a whole lotta legs, torsos, feet and crotches out there counting on us"

	Buck Naked™ Underwear	Crouch Gusset® Pants	DuluthFlex® Fire Hose® Pants
Problem	 Soggy and restrictive underwear	 Restrictive pants in sensitive areas	 Pants that constrict movement
Solution	 NO PINCH, NO STINK NO SWEAT BUCK NAKED UNDERWEAR Fast-drying, odor-fighting underwear – "no pinch, no stink, no sweat"	 CROUCH WITHOUT THE OUCH BALLROOM JEANS Additional fabric lets our customers "crouch without the ouch"	 CROUCH CLIMB CONQUER COMFORTABLY FLEX FIRE HOSE WORK PANTS GET A PAIR DuluthFlex® – Crouch, Climb, Conquer Comfortably

DULUTH TRADING CO

Humorous and Distinctive Marketing

Gives our products an identity and enhances our brand

- Makes shopping for our products fun with attention-grabbing advertisements that are humorous, irreverent and quirky
- National advertising campaigns feature characters such as our Giant Angry Beaver, Buck Naked™ Guy and Grab-Happy Grizzly
- Storytelling differentiates our products, creates emotional ties with our customers and adds authenticity to our brand and products
- Women's ads feature our women of "grit and substance"





Tony the Diver

- Example of our authentic storytelling
- Tony wears our Fire Hose® work pants over his wetsuit for added protection while working on marine construction




DULUTH
TRADING





DULUTH TRADING CO

Outstanding and Engaging Customer Experience

Treating our customers like next-door neighbors creates loyalty and drives repeat purchases

- Seamless, consistent omnichannel brand experience that makes shopping fun and hassle-free
- Content-rich, user-friendly website designed to provide an enjoyable, informative and efficient shopping experience
- Stores create an inviting and engaging experience with knowledgeable sales associates and hospitality areas
- Demonstrated pride in the heritage of our stores' regions
- Committed to outstanding customer service backed by our unconditional "No Bull Guarantee" and friendly staff

Trading Tales

"From the first pair of pants I ordered I knew this was a great company. I have only been extremely satisfied with your products. Recently ordered a huge amount of clothing for my company and the staff was nothing but exceptional. Thanks Duluth."

UNWET
YOUR PANTS



WITH
DRY ON THE FLY®
PANTS & SHORT

Growth Strategy

Growth Strategies

1
Build Brand Awareness to Continue Customer Acquisition

2
Accelerate Retail Expansion

3
Grow Women's Business

4
Broaden Assortment in Select Men's Product Categories




FIRE HOSE
FLEX FIRE HOSE CARPENTER




THE TEES FOR THE Long Haul

Build Brand Awareness to Continue Customer Acquisition

TV Advertising	Digital Advertising	Catalogs

TV Advertising

- Broadcast and cable networks
- Reaches a large national audience
- Features both animated characters and female models
- Increases brand visibility with on-air presence
- New 15-second ads in 2017

Digital Advertising

- Google paid search and banner ads
- Extends TV advertising to digital channels
- Organic and sponsored posts in social media channels
- Introduce new products and offer promotions through targeted emails
- Efficient way to drive high percentage of new customers

Catalogs

- Tangible vehicle for authentic and humorous storytelling
- Drives visits to the website and retail stores
- In 2016, distributed over 55 million catalogs
- In 2017, expected to distribute over 58 million catalogs

38% of respondents were aware of the Duluth Trading brand but have never purchased our product


Aided Brand Awareness(1)
56%
38%
18%
Duluth Trading Co
85%
36%
49%
L.L.Bean
83%
37%
46%
Eddie Bauer
71%
18%
53%
Columbia
71%
30%
41%
LANDS' END
69%
37%
32%
Cabela's
57%
22%
35%
carhartt
39%
22%
17%
REI
16%
10%
6%
ORVIS
Purchased
Aware but Never Purchased

DULUTH TRADING CO

(1) Source: City Research Solutions, LLC as of December 2016

Accelerate Retail Expansion

Significant white space opportunity to grow our U.S. retail presence

Retail Store Footprint



~100
31
16
9
6
4
2013
2014
2015 (1)
2016 (1)
2017 (2)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

Average New Store Assumptions

- 10,000 to 12,000 selling square feet
- Average payback of less than two years
- $2.0 million in capital expenditures
- $0.6 million in pre-opening expenses
- $0.6 million starting inventory
- Anticipate opening 15 stores in 2018

(1) Includes two outlet stores.
(2) Includes three outlet stores.

DULUTH TRADING CO

Flexible Store Development Strategy

Renovated


FOUNDRY
DULUTH TRADING

Build to Suit


DULUTH TRADING CO

Expanding Retail Footprint

Retail stores designed to bring our brand to life with engaging and entertaining elements

Distinctive Exteriors





Inviting and Engaging In-Store Environments


CROUCH CLIMB CONQUER
DULUTH TRADING


7808

Current Stores (Opening Year)

- Mt. Horeb, WI (2010)
- Belleville, WI (Outlet) (2012)
- Port Washington, WI (2012)
- Bloomington, MN (2013)
- Duluth, MN (2014)
- Fridley, MN (2014)
- Ankeny, IA (2015)
- Oshkosh, WI (Outlet) (2015)
- Sioux Falls, SD (2015)
- La Crosse, WI (2016)
- Omaha, NE (2016)
- Hoffman Estates, IL (2016)
- Downers Grove, IL (2016)
- King of Prussia, PA (2016)
- Manassas, VA (2016)
- Independence, MO (2016)
- Noblesville, IN (2017)
- Burlington, MA (2017)
- Macomb, MI (2017)
- Warwick, RI (2017)
- West Chester, OH (2017)
- Pittsburgh, PA (2017)
- Red Wing, MN (Outlet) (2017)
- St. Charles, MO (2017)
- Thornton, CO (2017)
- Avon, OH (2017)
- Louisville, KY (2017)
- Woodbury, MN (2017)
- Grandville, MI (2017)
- Waukesha, WI (2017)
- Wixom, MI (2017)

DULUTH TRADING CO

Announced Store Openings



Full Line
Outlet

- Anchorage, AK (Q1 FY18)
- West Fargo, ND (Q1 FY18)
- Portland, OR (Q1 FY18)
- Lubbock, TX (Q1 FY18)
- Denton, TX (Q2 FY18)
- Columbus, OH (Q2 FY18)
- Arlington, TX (Q2 FY18)
- Nashville, TN (Q3 FY18)
- South Portland, ME (Q3 FY18)

DULUTH TRADING CO

Grow Women's Business

Expand offering to appeal to a wider range of women and lifestyle needs



- 45% CAGR from CY2012-FY2016 to 21% of Net Sales
- Continue to grow through customer acquisition and new product offerings
- Multi-category buyers (men's and women's business) spend on average 2X more than a single category buyer
- Continue to leverage all media channels and increase marketing spend as a percentage of total

DULUTH TRADING CO

Broaden Assortments in Select Men's Categories

Broaden assortment in categories that exhibit high potential with our Modern, Self-Reliant American Lifestyle



LIGHTWEIGHT YET TOUGH
CROUCH GUSSET
QUICK-DRY
SUN PROTECTION
SWEAT-WICKING FABRIC

- Extend core products through color, fabric and size
- Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
- Continue to introduce products that expand occasions for wear
- Expand Duluth-Built Business Wear



DULUTH TRADING CO

HANDLE



THE SUITS

Financial Review

Nine Months Ended October 29, 2017

Net Sales


($ in millions)
Direct
Retail
25.9%
$201.5
$35.0
$166.4
$253.6
$78.1
$175.6
9 mos. 2016 (10/30/2016)
9 mos. 2017 (10/29/2017)

Gross Profit


($ in millions)
23.5%
$117.4
$145.0
9 mos. 2016 (10/30/2016)
9 mos. 2017 (10/29/2017)
Margin
58.3%
57.2%

Adjusted EBITDA(1)


($ in millions)
$16.5
$14.0
9 mos. 2016 (10/30/2016)
9 mos. 2017 (10/29/2017)
Margin
8.2%
5.5%

Net Income(2)


($ in millions)
$7.3
$3.8
9 mos. 2016 (10/30/2016)
9 mos. 2017 (10/29/2017)
Margin
3.6%
1.5%

(1) Adjusted to reflect the add-back of stock compensation expense.
(2) Excludes net income attributable to noncontrolling interest.

Three Months Ended October 29, 2017

Net Sales



($ in millions)
Direct
Retail
24.9%
$67.0
$14.7
$52.3
$83.7
$29.6
$54.1
3 mos. 2016 (10/30/2016)
3 mos. 2017 (10/29/2017)

Gross Profit



($ in millions)
22.5%
$38.7
$47.4
3 mos. 2016 (10/30/2016)
3 mos. 2017 (10/29/2017)
Margin
57.8%
56.6%

Adjusted EBITDA[(1)]



($ in millions)
$2.5
$1.9
3 mos. 2016 (10/30/2016)
3 mos. 2017 (10/29/2017)
Margin
3.7%
2.2%

Net Income[(2)]



($ in millions)
$0.5
$(0.8)
3 mos. 2016 (10/30/2016)
3 mos. 2017 (10/29/2017)
Margin
0.7%
-1.0%

(1) Adjusted to reflect the add-back of stock compensation expense.
(2) Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity

($ in millions)	As of 29-Oct-17	
Cash	$	1.0
Debt:		
Term Loan		1.5
Line of Credit		50.1
Total Debt		51.6
Total Shareholders' Equity		119.3
Total Capitalization	**$**	**170.9**

Commentary

- $1.0 million of cash with $51.6 million of debt outstanding[(1)]
- Line of credit expanded to $80 million through December 31, 2017. Effective January 1, 2018, the line of credit will be reduced to $60 million
- Fiscal 2017 expected capital expenditures net of proceeds from finance lease obligations of $42 million to $44 million

DULUTH TRADING CO

(1) As of October 29, 2017

Investment Highlights

1. Large, Addressable Market Opportunity
2. Differentiated, Everyday Lifestyle Brand with Attractive, Loyal Customer Base
3. Omnichannel Presence with Complete Distribution Control
4. Demonstrated Track Record of Growth and Profitability
5. Proven Strategy for Long-Term Growth



DULUTH TRADING CO
BETTER by DESIGN
Our clothing helps you make it through the day
800-505-8888
www.duluthtrading.com

AN OVERALL IMPROVEMENT



FOR DOWN-AND-DIRTY WORK

Appendix

Reconciliation to Adjusted EBITDA

($ in millions)	3 months ended October 29,		9 months ended October 29,	
	2017	2016	2017	2016
Net Income	**$ (0.7)**	**$ 0.5**	**$ 4.0**	**$ 7.5**
(+) Depreciation & Amorization	1.8	1.3	5.1	3.2
(+) Interest Expense, net	0.7	-	1.2	0.1
(+) Income Tax Expense	(0.5)	0.3	2.5	4.7
EBITDA	**$ 1.3**	**$ 2.1**	**$ 12.8**	**$ 15.5**
Adjustments				
(+) Non-Cash Stock Based Compensation Expense	0.6	0.4	1.2	1.0
(+) Payment for a Portion of the Grantees' Tax Liabilities Associated with a Grant of Restricted Stock Awards	-	-	-	-
Total Adjustments	0.6	0.4	1.2	1.0
Adjusted EBITDA	**$ 1.9**	**$ 2.5**	**$ 14.0**	**$ 16.5**

Note: 2016 financials presented are Fiscal Quarter ended October 30, 2016